Exhibit 99.2

Alvin J. Glasky, Ph.D. Chairman, Chief Executive Officer, Chief Scientific Officer Rajesh C. Shrotriya, M.D. President, Chief Operating Officer Sam Gulko Senior Vice President of Finance, Chief Financial Officer

This presentation contains forward-looking statements regarding future events and the future performance of NeoTherapeutics that involve risks and uncertainties that could cause actual results to differ materially. These risks include, but are not limited to, the early stage of product development, preliminary unpublished research observations, the need for additional funding, the initiation and completion of clinical trials and dependence on third parties for clinical testing, manufacturing and marketing. These risks are described in further detail in the Company's reports filed with the Securities and Exchange Commission. (c) 2002 NeoTherapeutics, Inc. All rights reserved.

2001 Annual Stockholders Meeting Where are we? Where are we going? How will we get there?

Sam Gulko Senior Vice President of Finance, Chief Financial Officer, Secretary and Treasurer Financial Update

Income Statement Data Fiscal year ended December 31: (in thousands except per share data) 2001 2000 1999 Revenues $ 41 $ -- $ -- Operating Expenses Research & Development $ 20,611 $ 38,767 $ 20,058 General and Administrative $ 7,580 $ 5,107 $ 5,924 Loss From Operations $ (28,150) $ (43,874) $ (25,982) Other Income (Expense) Principally Interest $ 315 $ (1,090) $ (8) Net Loss $ (27,835) $ (44,964) $ (25,990) Net Loss Per Share $ (1.46) $ (4.37) $ (3.68) Weighted Average Shares Outstanding 19,674,500 10,629,408 7,105,041

Income Statement Data Three months ended March 31: (in thousands except per share data) 2002 2001 2000 Revenues $ 20 $ -- $ -- Operating Expenses Research & Development $ 4,924 $ 3,807 $ 8,500 General and Administrative $ 1,479 $ 1,801 $ 955 Loss From Operations $ (6,383) $ (5,608) $ (9,455) Other Income (Expense) Principally Interest $ 77 $ 130 $ 124 Net Loss $ (6,306) $ (5,478) $ (9,331) Net Loss Per Share $ (0.26) $ (0.36) $ (1.02) Weighted Average Shares Outstanding 24,380,039 15,335,754 9,135,488

Balance Sheet (in thousands) 3/31/02 12/31/01 Cash and Marketable $ 5,812 $ 7,157 Securities Working Capital $ 2,128 $ 2,805 Total Assets $ 10,923 $ 12,825 Total Liabilities $ 4,560 $ 6,038 Minority Interest In Consolidated Subsidiaries $ - $ - Shareholder's Equity $ 6,362 $ 6,787

2002 Financings March, 2002 Common Stock with Warrants $ 6.2 million June, 2002 Common Stock with Warrants $ 1.7 million Total $ 7.9 million

Fully Diluted Common Shares June 14, 2001 Issued and Outstanding (50,000,000 Authorized) 33,647,434 Investor Warrants, Stock Options, etc. 8,553,340 Potential total fully diluted common shares 42,200,774

2000 2001 1Q-2002 Q2-2002 Q3-2002 Q4-2002 Burn Rate 4.1 2.3 2.1 1.6 0.9 0.9 Actual and Projected Burn Rate Burn Rate in $ Millions Projected Actual

Alvin J. Glasky, Ph.D. Chairman, Chief Executive Officer, Chief Scientific Officer Rajesh C. Shrotriya, M.D. President, Chief Operating Officer NeoTherapeutics' Technology Assets

NeoTherapeutics' Technology Assets Solid Technology Foundation Neurology Functional Genomics Generics (NeoJB) Oncology

Discovers and Develops Novel Patented Drugs Neurology Division NEUROLOGY DIVISION

Neurology Neotrofin(tm) Parkinson's Disease Spinal Cord Injury Chemotherapy-Induced Neuropathy

Neotrofin in Parkinson's Disease

Neotrofin in Parkinson's Disease Study Design Stable Parkinson's disease patients Double blind (24 Neotrofin, 6 Placebo) 2 weeks at 250 mg twice daily, then 2 weeks at 500 mg twice daily, then 8 weeks at 1,000 mg twice daily Follow-up for 4 weeks with no treatment

Neurology Slide 35 Neotrofin, Parkinson's Disease 082-2001-003 16.5 17 17.5 18 18.5 19 19.5 20 20.5 -2 0 2 4 6 Weeks of Treatment Mean of UPDRS Pre-dose 250 mg 500 mg 1000 mg P=0.014 P=0.018 P=0.134 P=0.139 (N=20) 250 mgm BID for 2 weeks 500 mgm BID for 2 weeks 2/3 hrs. post 250 mgm 2/3 hrs. post 500 mgm 2/3 hrs. post 1,000 mgm A A ' B B' C C'

Neotrofin in Chemotherapy- Induced Neuropathy

30 32 34 36 38 40 42 44 46 48 50 Day 17 Control Vincristine Vincristine +Neotrofin 30mg Sensory Nerve Conduction Rate (m/sec) Data Source: AACR-NCI-EORTC Poster Neotrofin has neuroprotective and neuroregenerative effects on sensory nerve conduction responses in chemo- induced neuropathy model in rats * P<.05 Neotrofin(tm): Neuropathy Data Neurology

Neurology AIT-034 Dementia NEO-339 Attention Deficit Hyperactivity Disorder Mild Cognitive Impairment Neotrofin Parkinson's Disease Spinal Cord Injury Chemotherapy-Induced Neuropathy

Neurology NEO-339 in Attention Model

Neurology Neotrofin Parkinson's Disease Spinal Cord Injury Chemotherapy-Induced Neuropathy AIT-034 Dementia NEO-339 Attention Deficit Hyperactivity Disorder Mild Cognitive Impairment Antipsychotic Platform (AP Platform) Multiple Therapeutic Targets Schizophrenia Depression Parkinson's Disease Analgesia (Pain)

Importance of Antipsychotic Drugs Market size in 2001: Sales = $7.7 Billion Antipsychotics are 2% of all global pharmaceutical sales Market grew 30% in 2001 Olanzapine (Zyprexa) $ 3.1 Billion Clozapine (Clozaril) $ 1.0 Billion Risperidone (Risperdal) $ 1.8 Billion Others (Haldol, Seroquel, etc.) $ 1.8 Billion Source: IMS World Review

Neurology Antipsychotic Platform Efficacy is based upon a therapeutic balance between dopamine and serotonin neurotransmitter systems without effecting other receptors.

# Neurology

## Antipsychotic Platform

**Therapeutic balance between neurotransmitter systems:**

**Indication**

- Schizophrenia
- Parkinson's Disease
- Depression
- Analgesia (Pain)

**Drugs**

- Risperidone
- Clozapine
- Olanzapine
- NEO-392
- NEO-356
- NEO-376

**Therapeutic Effect Receptors**

- Dopamine - D2s
- Dopamine - D3
- Dopamine - D4.2
- Dopamine - D4.4
- Serotonin - 5-$HT_{1A}$
- Serotonin - 5-$HT_{2A}$
- Sigma
- GABA

**Side Effect Receptors**

- Adenergic - $\alpha$
- Histaminergic - H1
- Histaminergic - H3
- Muscarinic - M1
- Muscarinic - M2

Slide 26

NeoTherapeutics

# Neurology

## ✦ Antipsychotic Platform

**Therapeutic balance between neurotransmitter systems:**

**Indication**

- Schizophrenia
- Parkinson's Disease
- Depression
- Analgesia (Pain)

**Drugs**

- Risperidone
- Clozapine
- Olanzapine
- NEO-392
- NEO-356
- NEO-376

**Therapeutic Effect Receptors**

- Dopamine - D2s
- Dopamine - D3
- Dopamine - D4.2
- Dopamine - D4.4
- Serotonin - $5\text{-}HT_{1A}$
- Serotonin - $5\text{-}HT_{2A}$
- Sigma
- GABA

**Side Effect Receptors**

- Adenergic - $\alpha$
- Histaminergic - H1
- Histaminergic - H3
- Muscarinic - M1
- Muscarinic - M2

Slide 27

NeoTherapeutics

# Neurology

- **Antipsychotic Platform**

**Therapeutic balance between neurotransmitter systems:**

**Indication**
- Schizophrenia
- Parkinson's Disease
- Depression
- Analgesia (Pain)

**Drugs**
- Risperidone
- Clozapine
- Olanzapine
- NEO-392
- NEO-356
- NEO-376

**Therapeutic Effect Receptors**
- Dopamine - D2s
- Dopamine - D3
- Dopamine - D4.2
- Dopamine - D4.4
- Serotonin - 5-$HT_{1A}$
- Serotonin - 5-$HT_{2A}$
- Sigma
- GABA

**Side Effect Receptors**
- Adenergic - $\alpha$
- Histaminergic - H1
- Histaminergic - H3
- Muscarinic - M1
- Muscarinic - M2

Slide 28

NeoTherapeutics

# Neurology

- **Antipsychotic Platform**

**Therapeutic balance between neurotransmitter systems:**

**Indication**

- Schizophrenia
- Parkinson's Disease
- Depression
- Analgesia (Pain)

**Drugs**

- Risperidone
- Clozapine
- Olanzapine
- NEO-392
- NEO-356
- NEO-376

**Therapeutic Effect Receptors**

- Dopamine - D2s
- Dopamine - D3
- Dopamine - D4.2
- Dopamine - D4.4
- Serotonin - $5\text{-}HT_{1A}$
- Serotonin - $5\text{-}HT_{2A}$
- Sigma
- GABA

**Side Effect Receptors**

- Adenergic - $\alpha$
- Histaminergic - H1
- Histaminergic - H3
- Muscarinic - M1
- Muscarinic - M2

Slide 29

NeoTherapeutics

# Neurology

✦ **Antipsychotic Platform**

**Therapeutic balance between neurotransmitter systems:**

**Indication**

- Schizophrenia
- Parkinson's Disease
- Depression
- Analgesia (Pain)

**Drugs**

- Risperidone
- Clozapine
- Olanzapine
- NEO-392
- NEO-356
- NEO-376

**Therapeutic Effect Receptors**

- Dopamine - D2s
- Dopamine - D3
- Dopamine - D4.2
- Dopamine - D4.4
- Serotonin - 5-$HT_{1A}$
- Serotonin - 5-$HT_{2A}$
- Sigma
- GABA

**Side Effect Receptors**

- Adenergic - $\alpha$
- Histaminergic - H1
- Histaminergic - H3
- Muscarinic - M1
- Muscarinic - M2

Slide 30

# Neurology

- **Antipsychotic Platform**

**Therapeutic balance between neurotransmitter systems:**

**Indication**

- Schizophrenia
- Parkinson's Disease
- Depression
- Analgesia (Pain)

**Drugs**

- Risperidone
- Clozapine
- Olanzapine
- NEO-392
- NEO-356
- NEO-376

**Therapeutic Effect Receptors**

- Dopamine - D2s
- Dopamine - D3
- Dopamine - D4.2
- Dopamine - D4.4
- Serotonin - 5-$HT_{1A}$
- Serotonin - 5-$HT_{2A}$
- Sigma
- GABA

**Side Effect Receptors**

- Adenergic - $\alpha$
- Histaminergic - H1
- Histaminergic - H3
- Muscarinic - M1
- Muscarinic - M2

Slide 31

NeoTherapeutics

# Neurology

✦ **Antipsychotic Platform**

**Therapeutic balance between neurotransmitter systems:**

**Indication**

- Schizophrenia
- Parkinson's Disease
- Depression
- Analgesia (Pain)

**Drugs**

- Risperidone
- Clozapine
- Olanzapine
- NEO-392
- NEO-356
- NEO-376

**Therapeutic Effect Receptors**

- Dopamine - D2s
- Dopamine - D3
- Dopamine - D4.2
- Dopamine - D4.4
- Serotonin - 5-$HT_{1A}$
- Serotonin - 5-$HT_{2A}$
- Sigma
- GABA

**Side Effect Receptors**

- Adenergic - $\alpha$
- Histaminergic - H1
- Histaminergic - H3
- Muscarinic - M1
- Muscarinic - M2

Slide 32

NeoTherapeutics

# Neurology

- **Antipsychotic Platform**

**Therapeutic balance between neurotransmitter systems:**

**Indication**

- Schizophrenia
- Parkinson's Disease
- Depression
- Analgesia (Pain)

**Drugs**

- Risperidone
- Clozapine
- Olanzapine
- NEO-392
- NEO-356
- NEO-376

**Therapeutic Effect Receptors**

- Dopamine - D2s
- Dopamine - D3
- Dopamine - D4.2
- Dopamine - D4.4
- Serotonin - 5-$HT_{1A}$
- Serotonin - 5-$HT_{2A}$
- Sigma
- GABA

**Side Effect Receptors**

- Adenergic - $\alpha$
- Histaminergic - H1
- Histaminergic - H3
- Muscarinic - M1
- Muscarinic - M2

Slide 33

NeoTherapeutics

# Neurology

- **Antipsychotic Platform**

**Therapeutic balance between neurotransmitter systems:**

**Indication**
- Schizophrenia
- Parkinson's Disease
- Depression
- Analgesia (Pain)

**Drugs**
- Risperidone
- Clozapine
- Olanzapine
- NEO-392
- NEO-356
- NEO-376

**Therapeutic Effect Receptors**
- Dopamine - D2s
- Dopamine - D3
- Dopamine - D4.2
- Dopamine - D4.4
- Serotonin - $5\text{-}HT_{1A}$
- Serotonin - $5\text{-}HT_{2A}$
- Sigma
- GABA

**Side Effect Receptors**
- Adenergic - $\alpha$
- Histaminergic - H1
- Histaminergic - H3
- Muscarinic - M1
- Muscarinic - M2

Slide 34

NeoTherapeutics

# Neurology

## ✦ Antipsychotic Platform

**Therapeutic balance between neurotransmitter systems:**

**Indication**

- Schizophrenia
- Parkinson's Disease
- Depression
- Analgesia (Pain)

**Drugs**

- Risperidone
- Clozapine
- Olanzapine
- NEO-392
- NEO-356
- NEO-376

**Therapeutic Effect Receptors**

- Dopamine - D2s
- Dopamine - D3
- Dopamine - D4.2
- Dopamine - D4.4
- Serotonin - 5-$HT_{1A}$
- Serotonin - 5-$HT_{2A}$
- Sigma
- GABA

**Side Effect Receptors**

- Adenergic - $\alpha$
- Histaminergic - H1
- Histaminergic - H3
- Muscarinic - M1
- Muscarinic - M2

Slide 35

NeoTherapeutics

# Neurology

- **Antipsychotic Platform**

**Therapeutic balance between neurotransmitter systems:**

**Indication**

- Schizophrenia
- Parkinson's Disease
- Depression
- Analgesia (Pain)

**Drugs**

- Risperidone
- Clozapine
- Olanzapine
- NEO-392
- NEO-356
- NEO-376

**Therapeutic Effect Receptors**

- Dopamine - D2s
- Dopamine - D3
- Dopamine - D4.2
- Dopamine - D4.4
- Serotonin - $5\text{-}HT_{1A}$
- Serotonin - $5\text{-}HT_{2A}$
- Sigma
- GABA

**Side Effect Receptors**

- Adenergic - $\alpha$
- Histaminergic - H1
- Histaminergic - H3
- Muscarinic - M1
- Muscarinic - M2

Slide 36

NeoTherapeutics

# Neurology

## Antipsychotic Platform

**Therapeutic balance between neurotransmitter systems:**

**Indication**

- Schizophrenia
- Parkinson's Disease
- Depression
- Analgesia (Pain)

**Drugs**

- Risperidone
- Clozapine
- Olanzapine
- NEO-392
- NEO-356
- NEO-376

**Therapeutic Effect Receptors**

- Dopamine - D2s
- Dopamine - D3
- Dopamine - D4.2
- Dopamine - D4.4
- Serotonin - 5-$HT_{1A}$
- Serotonin - 5-$HT_{2A}$
- Sigma
- GABA

**Side Effect Receptors**

- Adenergic - $\alpha$
- Histaminergic - H1
- Histaminergic - H3
- Muscarinic - M1
- Muscarinic - M2

Slide 37

NeoTherapeutics

# Neurology

- **Antipsychotic Platform**

**Therapeutic balance between neurotransmitter systems:**

**Indication**
- Schizophrenia
- Parkinson's Disease
- Depression
- Analgesia (Pain)

**Drugs**
- Risperidone
- Clozapine
- Olanzapine
- NEO-392
- NEO-356
- NEO-376

**Therapeutic Effect Receptors**
- Dopamine - D2s
- Dopamine - D3
- Dopamine - D4.2
- Dopamine - D4.4
- Serotonin - 5-$HT_{1A}$
- Serotonin - 5-$HT_{2A}$
- Sigma
- GABA

**Side Effect Receptors**
- Adenergic - $\alpha$
- Histaminergic - H1
- Histaminergic - H3
- Muscarinic - M1
- Muscarinic - M2

Slide 38

NeoTherapeutics

# Neurology

✦ **Antipsychotic Platform**

**Therapeutic balance between neurotransmitter systems:**

**Indication**

- Schizophrenia
- Parkinson's Disease
- Depression
- Analgesia (Pain)

**Drugs**

- Risperidone
- Clozapine
- Olanzapine
- NEO-392
- NEO-356
- NEO-376

**Therapeutic Effect Receptors**

- Dopamine - D2s
- Dopamine - D3
- Dopamine - D4.2
- Dopamine - D4.4
- Serotonin - 5-$HT_{1A}$
- Serotonin - 5-$HT_{2A}$
- Sigma
- GABA

**Side Effect Receptors**

- Adenergic - α
- Histaminergic - H1
- Histaminergic - H3
- Muscarinic - M1
- Muscarinic - M2

Slide 39

NeoTherapeutics

NEO-376 Does Not Produce Memory Disruption

Eight compounds evaluated Receptor binding profile different than marketed antipsychotics Minimal to no cognitive impairment Minimal side effects predicted Improved toxicology profile Antipsychotic Technology Platform

Antipsychotic Technology Platform These compounds represent a new generation of antipsychotic therapy

Functional Genomics Technology to Identify Targets for Drug Development NeoGene Technologies Slide 85

NeoGene Technologies, Inc. Two Pfizer alliances in 2001: $300,000 Milestone payments so far in 2002: $250,000 Recent publications 4 (1 pending) Highlights Slide 87

Manufacturing and Development of Patented and Generic Drugs and Over-the-counter Products NeoJB Slide 89

NeoJB Ciprofloxacin broad spectrum antimicrobial Ofloxacin broad spectrum antimicrobial Fluconazole antifungal Slide 91

NeoJB NeoJB is pursuing regulatory development of established products from India-based manufacturing sites Minimal financial resources are required at this time to further these efforts Slide 93

Development and Commercialization of Late-Stage Anti-Cancer Drugs NeoOncoRx Slide 95

Oncology Products Satraplatin Neoquin Elsamitrucin Slide 97

Elsamitrucin: Non-Hodgkin's Lymphoma Non-Hodgkin's Lymphoma 44,000 Phase 1 Phase 2 Phase 3 NDA New Cases/Year Source: UBS Warburg Estimated Market Size > $1 Billion Slide 99

Oncology Elsamitrucin Phase 1 Slide 101 Phase 2 Trials completed Colorectal Ovarian Breast Lung Non-Hodgkins Lymphoma 3 trials completed

Data Source: Bristol Myers Squibb Non-Hodgkin's Lymphoma Phase 2 study in 31 refractory patients 60% of patients had failed two or more prior treatment regimens 25% of patients showed an objective response Improved side effect profile Oncology Elsamitrucin Slide 103

Neoquin(tm) : Bladder Cancer Bladder Cancer 54,400 Phase 1 Phase 2 Phase 3 NDA New Cases/Year Source: Oncology, May 2000 Estimated Market Size > $300 Million Slide 105

Oncology Satraplatin Slide 107

Satraplatin : Advantages Outpatient Hospital Home Convenience Short IV infusion Prolonged IV infusion Oral Administration - +++ $$ Satraplatin ++ ++ Cross-resistance In-vitro +++ +++ Activity / Efficacy $600+ million $200 million Sales Carboplatin Cisplatin Slide 109

Satraplatin: Prostate Cancer In a 50 patient phase 3 study, satraplatin shows a survival advantage over the current therapy Prednisone + Satraplatin Prednisone Data Source: Bristol Myers Squibb Slide 111

NeoTherapeutics' Patents

NeoTherapeutics' U.S. Patent Status Issued Allowed Pending Total Neurology 9 1 16 26 Genomics 1 - 4 5 Oncology 6 - 1 7 (in-licensed) Corresponding foreign patents have been either issued or are pending

# Summary of NeoTherapeutics' Technology Assets

**Neurology**

- Neotrofin™ - Parkinson's Disease
- Neotrofin™ - Chemotherapy-Induced Neuropathy
- Neotrofin™ - Spinal Cord Injury
- AIT-034 - Dementia
- NEO-339 - Attention Deficit Hyperactivity Disorder
- NEO-339 - Mild Cognitive Impairment
- AP Platform - Schizophrenia
- AP Platform - Parkinson's Disease
- AP Platform - Depression
- AP Platform - Analgesia (Pain)

**NeoOncoRx**

- Satraplatin - Prostate Cancer
- Satraplatin - Ovarian Cancer
- Satraplatin - Lung Cancer
- Neoquin™ - Bladder Cancer
- Neoquin™ - Radiation Sensitizer
- Elsamitrucin - Non-Hodgkins Lymphoma
- Neoquin Analogs

**NeoJB**

- Ciprofloxacin - Wide Spectrum Antimicribial
- Ofloxacin - Wide Spectrum Antimicribial
- Fluconazole - Antifungal
- OTC Products

**NeoGene**

- PcRP - Epilepsy
- ADP-Glucose - Cardiovascular
- Urotensin II - Movement Disorder
- Others - Cancer, Other Indications

Slide 59

NeoTherapeutics

2001 Annual Stockholders Meeting Where are we going? Where are we?

Where are we going? Complete ongoing low-cost studies Parkinson's Disease Chemotherapy-Induced Neuropathy Spinal Cord Injury Out-licensing Co-development (partnership) Satraplatin clinical development (upon receipt of capital) Initiate phase 3 clinical trial in prostate cancer Initiate three phase 2 clinical trials in Lung, Ovarian and Gastric Cancer, as a parallel registration strategy Strategies for Product Development

2001 Annual Stockholders Meeting How will we get there? Where are we going? Where are we?

What are our strategic plans going forward? Out-license products Co-development partnerships Cash financing through Investors Sale of divisions Merge the entire Company

Summary

It has been a tough quarter, but the upside potential of the NeoTherapeutics' portfolio remains...

It has been a tough quarter, but the upside potential of the NeoTherapeutics' portfolio remains... There is real value in our technology and product platforms

It has been a tough quarter, but the upside potential of the NeoTherapeutics' portfolio remains... There is real value in our technology and product platforms Our challenge is to gain realization and recognition of this value in the marketplace

It has been a tough quarter, but the upside potential of the NeoTherapeutics' portfolio remains... There is real value in our technology and product platforms Our challenge is to gain realization and recognition of this value in the marketplace